UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2015
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Accretive Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611

(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 14, 2015, Accretive Health, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). As previously disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 6, 2015 (the “Proxy Statement”), Steven N. Kaplan, Stanley N. Logan and Mark A. Wolfson resigned from the Company’s Board of Directors (the “Board”) effective immediately prior to the Annual Meeting and did not stand for re-election to the Board at the Annual Meeting.

(e)

At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2010 Stock Incentive Plan (the “Amended Plan”). The Amended Plan amends and restates the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) and authorizes the issuance of an additional five million shares of the Company’s common stock (the “Common Stock”) pursuant to awards and makes a number of other amendments to the 2010 Plan. Specifically, the Amended Plan:

•	imposes minimum vesting terms on awards granted under the Amended Plan, subject to exceptions specified in the Amended Plan;

•	imposes limitations on the Board’s ability to accelerate the vesting of awards granted under the Amended Plan;

•
eliminates the liberal share counting provisions of the 2010 Plan by providing that neither (1) shares of common stock delivered to the Company to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations nor (2) shares of common stock repurchased by the Company on the open market using proceeds from the exercise of an award, will be added back to the number of shares available for grant under the Amended Plan;

•
provides that the full number of shares covered by a stock appreciation right multiplied by the percentage of the award actually exercised will reduce the number of shares available for grant under the Amended Plan;

•
provides that the maximum number of shares of Common Stock with respect to which awards may be granted to any participant under the Amended Plan is 3,000,000 per calendar year, which limit is to be construed and applied in accordance with Section 162(m) of the Internal Revenue Code (the “Code”);

•	provides that discretionary awards to non-employee directors may be granted and administered only by a committee of the Board made up of independent directors;

•	clarifies that no option or stock appreciation right granted under the Amended Plan shall have a term in excess of 10 years;

•	prohibits repricing of outstanding options and stock appreciation rights without stockholder approval;

•	prohibits the grant of reload options and reload stock appreciation rights;

•
provides that, unless otherwise provided in an award agreement, dividends with respect to shares of restricted stock shall be paid only if and when the restricted stock becomes free from restrictions on transferability and forfeitability;

•
provides that, unless otherwise provided in an award agreement, dividend equivalents with respect to restricted stock units and other stock-based awards will be paid only if and when the award becomes free from restrictions on transferability and forfeitability; and

•
provides that the Company may make grants of restricted stock, restricted stock units and other stock-based awards subject to the achievement of certain performance goals, and provides rules for the administration of such performance awards under the Amended Plan so that any such awards are eligible to be exempt from the deduction limitation of Section 162(m) of the Code.

The material terms of the Amended Plan are summarized on pages 9 through 19 of the Proxy Statement, which description is attached hereto as exhibit 99.1 and incorporated herein by reference. The description of the

Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter Amendment”) to provide for the phased-in declassification of the Board and the annual election of all directors. The Charter Amendment is more fully described in the Proxy Statement. The full text of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on August 14, 2015 following stockholder approval at the Annual Meeting.
In connection with the Charter Amendment, the Company also adopted an amendment to its Amended and Restated Bylaws (the “Bylaw Amendment”) to make conforming changes to the Amended and Restated Bylaws to provide for the phased-in declassification of the Board and the annual election of all directors. The Bylaw Amendment was adopted by the Board on May 19, 2015, subject to stockholder approval of the Charter Amendment described above. The full text of the Bylaw Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s stockholders voted on the following proposals, with the following results:
1. The following nominees were elected to the Board as Class I directors for terms ending at the 2017 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Michael B. Hammond	79,575,837	5,300,863	5,412,136
Denis J. Nayden	67,573,656	17,303,044	5,412,136
Emad Rizk, M.D.	79,582,287	5,294,413	5,412,136
Steve J. Shulman	75,875,916	9,000,784	5,412,136
The following nominees were elected to the Board as Class II directors for terms ending at the 2018 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Edgar M. Bronfman, Jr.	67,541,260	17,335,440	5,412,136
Arthur A. Klein, M.D.	79,578,487	5,298,213	5,412,136
Amir Dan Rubin	79,575,837	5,300,863	5,412,136
Robert V. Stanek	79,581,037	5,295,663	5,412,136
The following nominees were elected to the Board as Class III directors for terms ending at the 2016 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Charles J. Ditkoff	79,578,187	5,298,513	5,412,136
Lawrence B. Leisure	79,345,441	5,531,259	5,412,136
Alex J. Mandl	73,587,163	11,289,537	5,412,136

2. The Amended Plan was approved.

For:	58,349,315
Against:	21,525,135
Abstain:	5,002,250
Broker Non-Votes:	5,412,136
3. The non-binding advisory proposal to approve executive compensation was approved.

For:	66,923,796
Against:	12,846,871
Abstain:	5,106,033
Broker Non-Votes:	5,412,136
4. The Charter Amendment to declassify the Board and provide for the annual election of all directors was approved.

For:	79,644,633
Against:	231,692
Abstain:	5,000,375
Broker Non-Votes:	5,412,136
5. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified.

For:	66,186,163
Against:	19,102,598
Abstain:	5,000,075
Broker Non-Votes:	0

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.

Date: August 20, 2015	By:	/s/ Peter P. Csapo
Peter P. Csapo
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Accretive Health, Inc.
3.2	Amendment No.1 to the Amended and Restated Bylaws of Accretive Health, Inc.
10.1	Accretive Health, Inc. Amended and Restated 2010 Stock Incentive Plan
99.1	Text of “PROPOSAL 2 - APPROVAL OF AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the SEC on July 6, 2015